December 28, 1998

                        SUPPLEMENT TO THE PROSPECTUS FOR
                                PIONEER BOND FUND
                             DATED OCTOBER 28, 1998

INVESTMENT POLICIES

The Trustees of Pioneer Bond Fund (the "Fund") have approved a change in the Fund's policies which will allow the Fund to invest (1) at least 80% of its total assets in debt securities issued or guaranteed by the United States Government or its agencies or instrumentalities, debt securities (including convertible securities) rated within the four highest grades ("investment grade") by the major recognized bond services and comparably rated commercial paper and cash and cash equivalents; (2) the balance (up to 20%) of its total assets in debt securities that are rated below investment grade and in commercial paper that is of comparable quality; and (3) up to 5% of its total assets in equity securities. Changes to the Fund's fundamental investment restrictions set forth in the Fund's Statement of Additional Information have also been proposed. These changes will be submitted for shareholder approval at a meeting scheduled to be held in April, 1999. If approved by shareholders, the changes are expected to take effect on or as soon as possible after May 1, 1999. There can be no assurance that these changes in investment policies and restrictions will be approved.

The Investment Company Act of 1940 (the "1940 Act") requires that the Fund segregate assets in connection with certain types of transactions. If the Fund enters into a transaction requiring segregation, the custodian or Pioneer Investment Management, Inc. ("Pioneer Investments"), the Fund's investment adviser, will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

MANAGEMENT OF THE FUND

As of December 2, 1998, day-to-day management of the Fund is the responsibility of a team of fixed income portfolio managers and analysts supervised by Sherman
B. Russ and Kenneth J. Taubes. Mr. Russ and Mr. Taubes are jointly responsible for overseeing Pioneer Investments' U.S. and global fixed income team. Mr. Russ is a senior vice president of Pioneer Investments. He joined Pioneer Investments in 1983 and has been an investment professional since 1962. Mr. Taubes joined Pioneer Investments as a senior vice president in September 1998 and has been an investment professional since 1986. Prior to joining Pioneer Investments, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds.

                                                                       1298-5970
                                             (C) Pioneer Funds Distributor, Inc.